                            MID-CAP GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                                                                    NMAAR0780200

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
   JENNIFER SILVER & BROOKE COBB, PORTFOLIO CO-MANAGERS
   The Portfolio produced a 53.89% total return for the one-year period ended December 31, 1999. In comparison, the portfolio's returns outperformed its benchmark, the S&P Midcap 400/BARRA Growth Index, which provided a total return of 28.74%(1). The portfolio co-managers, Jennifer Silver and Brooke Cobb attribute the portfolio's outperformance to their stock selection strategy. During the period, the portfolio benefited from the outperformance of fast-growing mid-cap companies relative to the benchmark, in the technology (54.5% of total equity market value as of December 31, 1999), consumer staples (7.6% of total equity market value) and communications services (6.7% of total equity market value) sectors.
   While 1999 was a good year for most segments of the U.S. stock market, it was particularly rewarding for mid-cap growth stocks, as represented by the Russell Midcap Growth Index, which was the top-performing market sector for the year. The portfolio managers believe that the recent strength of mid-cap growth stocks compared to large-cap growth stocks provides evidence that investors have finally come to recognize mid-caps' fundamental advantages over their large-cap counterparts. More specifically, mid-cap growth stocks have recently traded at sharply lower valuations than large-cap stocks, but have had superior earnings growth prospects.
   The technology sector contributed the most to the portfolio's performance during 1999. Positive contributors to performance from this sector included Citrix Systems, a software manufacturer and one of the portfolio's top holdings at 3.5% of net assets as of December 31. Citrix Systems was added to the S&P 500 Index in November, increasing its visibility to investors. Another top-ten position, Checkfree Holdings (2.0% of net assets), the electronic bill payment service, also provided attractive returns. Checkfree Holdings' electronic bill presentation and payment technology was adopted by Yahoo!'s E-Bills service, providing increased consumer reach in this high growth sector.
   Good stock selection in the communication services and consumer staples sectors also contributed positively to the portfolio's performance during the year. On the other hand, the energy, health care and utilities sectors (0.5%, 9.2% and 1.8% of total equity market value, respectively) detracted from the portfolio's returns.
   Looking forward to 2000, the portfolio co-managers look to build upon the success achieved in 1999. They are optimistic that the mid-cap sector's market-leading performance in 1999 will remind investors of the good long-term performance of mid-cap investing, particularly among mid-cap companies that have surpassed analysts' earnings and revenue growth expectations.

(1)53.89% and 52.97% were the total returns for the 1-year and since inception (11/3/97) for the periods ended December 31, 1999. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gains distributions. Performance data quoted represents past performance and the investment return principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses of the insurance companies.

   The S&P Midcap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P Midcap 400 Index, which is a market value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                MID-CAP GROWTH PORTFOLIO  S&P MIDCAP 400/BARRA GROWTH INDEX(2)
1 YEAR                                           +53.89%                               +28.74%
LIFE OF FUND                                     +52.97%                               +30.28%
                                          MID-CAP GROWTH                       S&P MIDCAP 400/
                                               PORTFOLIO                    BARRA GROWTH INDEX
11/3/97                                          $10,000                               $10,000
12/31/97                                          11,720                                10,197
12/31/98                                          16,324                                13,751
12/31/99                                          25,121                                17,703

   Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") commenced operations on 11/3/97.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market-value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Series may invest in many securities not included in the above-described index.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                    December 31,
                                                        1999
                                                    -------------
ASSETS
      Investment in Series, at value (Note A)       $159,364,434
      Receivable for Trust shares sold                   529,058
      Deferred organization costs (Note A)                 6,578
                                                    -------------
                                                     159,900,070
                                                    -------------
LIABILITIES
      Payable to administrator -- net (Note B)            27,267
      Accrued expenses                                    18,657
      Payable for Trust shares redeemed                      391
                                                    -------------
                                                          46,315
                                                    -------------
NET ASSETS at value                                 $159,853,755
                                                    -------------

NET ASSETS consist of:
      Par value                                     $      6,579
      Paid-in capital in excess of par value         108,984,308
      Accumulated net realized losses on
       investment                                       (107,390)
      Net unrealized appreciation in value of
       investment                                     50,970,258
                                                    -------------
NET ASSETS at value                                 $159,853,755
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     6,578,863
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $24.30
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                       For the
                                                         Year
                                                        Ended
                                                     December 31,
                                                         1999
                                                     ------------
INVESTMENT INCOME
    Investment income from Series (Note A)           $   365,211
                                                     ------------
    Expenses:
      Administration fee (Note B)                        182,729
      Shareholder reports                                 18,225
      Custodian fees                                      10,000
      Legal fees                                           4,290
      Trustees' fees and expenses                          3,408
      Auditing fees                                        2,295
      Amortization of deferred organization and
       initial offering expenses (Note A)                  1,789
      Miscellaneous                                          911
      Expenses from Series (Notes A & B)                 435,389
                                                     ------------
        Total expenses                                   659,036
      Expenses reimbursed by administrator and
       reduced by custodian fee expense offset
       arrangement (Note B)                              (49,259)
                                                     ------------
        Total net expenses                               609,777
                                                     ------------
        Net investment loss                             (244,566)
                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  SERIES (NOTE A)
    Net realized gain on investment securities           139,075
    Change in net unrealized appreciation of
     investment securities                            46,275,779
                                                     ------------
        Net gain on investments from Series
        (Note A)                                      46,414,854
                                                     ------------
        Net increase in net assets resulting from
        operations                                   $46,170,288
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                  Year Ended
                                                 December 31,
                                              1999          1998
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $   (244,566) $   (26,545)
    Net realized gain on investments
     from Series (Note A)                      139,075      721,332
    Change in net unrealized
     appreciation of investments from
     Series (Note A)                        46,275,779    4,622,074
                                          --------------------------
    Net increase in net assets resulting
     from operations                        46,170,288    5,316,861
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --         (669)
    Net realized gain on investments          (937,896)     (21,761)
                                          --------------------------
    Total distributions to shareholders       (937,896)     (22,430)
                                          --------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold              105,009,441   27,037,611
    Proceeds from reinvestment of
     dividends and distributions               937,896       22,430
    Payments for shares redeemed           (22,350,308)  (3,029,285)
                                          --------------------------
    Net increase from Trust share
     transactions                           83,597,029   24,030,756
                                          --------------------------
NET INCREASE IN NET ASSETS                 128,829,421   29,325,187
NET ASSETS:
    Beginning of year                       31,024,334    1,699,147
                                          --------------------------
    End of year                           $159,853,755  $31,024,334
                                          --------------------------

NUMBER OF TRUST SHARES:
    Sold                                     5,913,481    1,992,565
    Issued on reinvestment of dividends
     and distributions                          63,759        1,799
    Redeemed                                (1,310,621)    (227,045)
                                          --------------------------
    Net increase in shares outstanding       4,666,619    1,767,319
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Mid-Cap Growth Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued as indicated in the notes following the Series' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At December 31, 1999, the unamortized balance of such expenses amounted to $6,578.

Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to reimburse the Fund for its operating expenses plus its pro rata share of its Series' operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1999, such excess expenses amounted to $48,298. The Fund has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management through December 31, 1999, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation. For the year ended December 31, 1999, the Fund has not reimbursed Management. At December 31, 1999, the Fund has a remaining contingent liability to Management under the agreement of $119,803, not repaid through December 31, 1999.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan had agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $609 and $352.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1999, additions and reductions in the Fund's investment in its Series amounted to $95,754,527 and $13,828,082, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(2)

                                                                         Period from
                                                 Year Ended         November 3, 1997(3) to
                                                December 31,             December 31,
                                              1999        1998               1997
                                             ---------------------------------------------
Net Asset Value, Beginning of Year            $16.22      $11.72            $10.00
                                             ---------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                (.07)       (.03)              .01
    Net Gains or Losses on Securities
     (both realized and unrealized)             8.55        4.61              1.71
                                             ---------------------------------------------
      Total From Investment Operations          8.48        4.58              1.72
                                             ---------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      --        (.01)               --
    Distributions (from net capital
     gains)                                     (.40)       (.07)               --
                                             ---------------------------------------------
      Total Distributions                       (.40)       (.08)               --
                                             ---------------------------------------------
Net Asset Value, End of Year                  $24.30      $16.22            $11.72
                                             ---------------------------------------------
Total Return(4)                               +53.89%     +39.28%           +17.20%(5)
                                             ---------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                $159.9      $ 31.0            $  1.7
                                             ---------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(6)                              1.00%       1.00%             1.05%(7)
                                             ---------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(8)                                  1.00%       1.00%             1.00%(7)
                                             ---------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets               (.40%)      (.20%)             .83%(7)
                                             ---------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
5) Not annualized.
6) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) Annualized.
8) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                       Period from
                                                   Year Ended      November 3, 1997 to
                                                  December 31,        December 31,
                                                 1999     1998            1997
--------------------------------------------------------------------------------------
Net Expenses                                     1.08%    1.43%                17.73%

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

   We have audited the accompanying statement of assets and liabilities of Mid-Cap Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 28, 2000

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1999

--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

                       COMMON STOCKS (96.1%)
BUSINESS SERVICES (2.4%)
           8,700       Lamar Advertising                $    526,894(2)
          43,500       USWeb Corp.                         1,933,031(2)
          33,500       Valassis Communications             1,415,375
                                                        ------------
                                                           3,875,300
                                                        ------------
CAPITAL GOODS (0.7%)
          21,000       Waters Corp.                        1,113,000(2)
                                                        ------------
COMMUNICATIONS (6.2%)
          19,800       Comverse Technology                 2,866,050(2)
          15,200       Copper Mountain Networks              741,000
          11,300       E-Tek Dynamics                      1,521,263
          22,200       Efficient Networks                  1,509,600
          14,900       JDS Uniphase                        2,403,556(2)
           5,000       Next Level Communications             374,375(2)
           3,400       Phone.com                             394,187(2)
                                                        ------------
                                                           9,810,031
                                                        ------------
CONSUMER CYCLICALS (12.2%)
          17,100       Adelphia Communications             1,122,188(2)
           9,300       AMFM Inc.                             727,725(2)
          15,600       EchoStar Communications             1,521,000(2)
          24,000       Emmis Communications                2,991,375(2)
          23,000       Entercom Communications             1,518,000
          41,000       Gemstar International Group         2,921,250(2)
          33,700       Harley-Davidson                     2,158,906
          24,200       NTL Inc.                            3,018,950
         102,100       Park Place Entertainment            1,276,250(2)
           9,900       Royal Caribbean Cruises               488,194
          21,800       Westwood One                        1,656,800(2)
                                                        ------------
                                                          19,400,638
                                                        ------------
ELECTRICAL EQUIPMENT (11.0%)
          32,400       Altera Corp.                        1,605,825(2)
          20,900       Analog Devices                      1,943,700(2)

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

           2,800       Broadcom Corp.                   $    762,650
          29,900       Conexant Systems                    1,984,613(2)
           3,800       KLA-Tencor                            423,225(2)
          59,600       Maxim Integrated Products           2,812,375
          18,800       PMC-Sierra                          3,013,875(2)
           5,400       QLogic Corp.                          863,325
          35,000       Vitesse Semiconductor               1,835,312(2)
          50,100       Xilinx Inc.                         2,277,984(2)
                                                        ------------
                                                          17,522,884
                                                        ------------
ENERGY (2.2%)
          26,300       Calpine Corporation                 1,683,200(2)
          30,800       Coastal Corp.                       1,091,475
          63,200       Union Pacific Resources Group         805,800
                                                        ------------
                                                           3,580,475
                                                        ------------
FINANCIAL SERVICES (4.2%)
          29,000       Capital One Financial               1,397,438
          19,300       Donaldson, Lufkin & Jenrette          933,638
          49,500       E*TRADE Group                       1,293,187
          15,600       Lehman Brothers Holdings            1,321,125
          19,300       Providian Financial                 1,757,506
                                                        ------------
                                                           6,702,894
                                                        ------------
HARDWARE (5.7%)
          37,900       Adaptec, Inc.                       1,890,262
          43,500       Flextronics International           2,001,000
          30,300       Network Appliance                   2,516,794(2)
          27,200       Sanmina Corp.                       2,716,600(2)
                                                        ------------
                                                           9,124,656
                                                        ------------
HEALTH CARE (10.9%)
          31,800       Biogen, Inc.                        2,687,100(2)
          29,900       Gilead Sciences                     1,618,337(2)
          17,300       Immunex Corp.                       1,894,350
          20,300       MedImmune, Inc.                     3,367,262(2)
          23,900       MiniMed Inc.                        1,750,675(2)

Advisers Managers Trust                                        December 31, 1999

--------------------------------------------------------------------------------

          AMT Mid-Cap Growth Investments

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

          26,600       PE Corp.-PE Biosystems Group     $  3,200,313
          25,500       QLT PhotoTherapeutics               1,498,125(2)
          13,000       Sepracor Inc.                       1,289,438
                                                        ------------
                                                          17,305,600
                                                        ------------
INTERNET (13.8%)
           9,600       BroadVision, Inc.                   1,632,600(2)
          31,000       CheckFree Holdings                  3,239,500
           9,100       Clarent Corp.                         707,525(2)
           3,400       CMG Information Services              941,375(2)
          22,100       Digex, Inc.                         1,519,375(2)
           6,900       DoubleClick Inc.                    1,746,131
           1,500       FreeMarkets, Inc.                     511,969(2)
          43,400       Intuit Inc.                         2,601,287
          15,400       Lycos, Inc.                         1,225,263(2)
           8,600       Portal Software                       884,725
          32,000       PSINet Inc.                         1,976,000(2)
           5,900       PurchasePro.com                       811,250(2)
          15,100       S1 Corp.                            1,179,688(2)
          14,100       Safeguard Scientifics               2,285,081
          19,300       StarMedia Network                     773,206
                                                        ------------
                                                          22,034,975
                                                        ------------
RETAIL (7.4%)
          23,800       Ann Taylor Stores                     819,612(2)
          26,800       Best Buy                            1,345,025(2)
          31,400       Circuit City Stores                 1,414,962
          35,000       Limited, Inc.                       1,515,938
          32,000       Starbucks Corp.                       776,000(2)
          32,900       Tandy Corp.                         1,618,269
          23,700       Tiffany & Co.                       2,115,225
          45,800       Williams-Sonoma                     2,106,800(2)
                                                        ------------
                                                          11,711,831
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

SOFTWARE (13.2%)
          12,400       Bea Systems                      $    867,225
          44,800       Citrix Systems                      5,510,400(2)
           7,600       Micromuse Inc.                      1,292,000(2)
          34,000       Peregrine Systems                   2,862,375(2)
          36,800       Rational Software                   1,807,800(2)
          31,900       Siebel Systems                      2,679,600
          42,400       VERITAS Software                    6,068,500(2)
                                                        ------------
                                                          21,087,900
                                                        ------------
TELECOMMUNICATIONS (6.2%)
          19,200       Covad Communications Group          1,074,000
          47,300       Intermedia Communications           1,835,831(2)
          57,800       Metromedia Fiber Network            2,770,788(2)
          16,800       VoiceStream Wireless                2,390,850(2)
          25,000       WinStar Communications              1,881,250(2)
                                                        ------------
                                                           9,952,719
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $102,252,645)               153,222,903
                                                        ------------

      Principal
       Amount
---------------------

                       U.S. TREASURY SECURITIES
                       (2.2%)
     $ 3,500,000       U.S. Treasury Bills, 3.00%,
                       due 1/6/00  (COST $3,498,541)        3,498,541(3)
                                                         ------------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (3.7%)
       5,860,000       Freddie Mac, Discount Notes,
                       5.40% & 5.72%, due 1/11/00 &
                       1/13/00  (COST $5,851,157)           5,851,157(3)
                                                         ------------

Advisers Managers Trust                                        December 31, 1999

--------------------------------------------------------------------------------

          AMT Mid-Cap Growth Investments

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------

                       REPURCHASE AGREEMENTS (1.6%)
     $ 2,570,000       State Street Bank and Trust
                       Co. Repurchase Agreement,
                       3.50%, due 1/3/00, dated
                       12/31/99, Maturity Value
                       $2,570,750, Collateralized by
                       $2,650,000 Fannie Mae,
                       Medium-Term Notes, 6.35%,
                       due 6/22/01 (Collateral Value
                       $2,650,000) (COST $2,570,000)    $  2,570,000(3)
                                                        ------------
                       SHORT-TERM INVESTMENTS (6.7%)
      10,701,006       N&B Securities Lending Quality
                       Fund, LLC  (COST $10,701,006)      10,701,006(3)
                                                        ------------
                       TOTAL INVESTMENTS (110.3%)
                       (COST $124,873,349)               175,843,607(4)
                       Liabilities, less cash,
                       receivables and other assets
                       [(10.3%)]                         (16,479,172)
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $159,364,435
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1999
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 1999, the cost of investments for U.S. Federal income tax purposes was $125,042,317. Gross unrealized appreciation of investments was $51,979,025 and gross unrealized depreciation of investments was $1,177,735, resulting in net unrealized appreciation of $50,801,290, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                    December 31,
                                                        1999
                                                    -------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $175,843,607
      Cash                                                 9,089
      Receivable for securities sold                     566,761
      Dividends and interest receivable                  374,617
      Deferred organization costs (Note A)                 8,958
      Prepaid expenses and other assets                    1,103
                                                    -------------
                                                     176,804,135
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       10,701,006
      Payable for securities purchased                 6,282,744
      Accrued expenses and other payables                392,048
      Payable to investment manager (Note B)              63,902
                                                    -------------
                                                      17,439,700
                                                    -------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $159,364,435
                                                    -------------

NET ASSETS consist of:
      Paid-in capital                               $108,394,177
      Net unrealized appreciation in value of
       investment securities                          50,970,258
                                                    -------------
NET ASSETS                                          $159,364,435
                                                    -------------
*Cost of investments                                $124,873,349
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                       For the
                                                         Year
                                                        Ended
                                                     December 31,
                                                         1999
                                                     ------------
INVESTMENT INCOME
    Income:
      Dividend income                                $    81,091
      Interest income                                    284,120
                                                     ------------
        Total income                                     365,211
                                                     ------------
    Expenses:
      Investment management fee (Note B)                 335,074
      Custodian fees (Note B)                             70,529
      Accounting fees                                     10,000
      Auditing fees                                        8,436
      Trustees' fees and expenses                          3,456
      Legal fees                                           3,110
      Amortization of deferred organization and
       initial offering expenses (Note A)                  1,895
      Insurance expense                                      300
      Miscellaneous                                        2,589
                                                     ------------
        Total expenses                                   435,389
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                          (961)
                                                     ------------
        Total net expenses                               434,428
                                                     ------------
        Net investment loss                              (69,217)
                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
     sold                                                139,075
    Change in net unrealized appreciation of
     investment securities                            46,275,779
                                                     ------------
        Net gain on investments                       46,414,854
                                                     ------------
        Net increase in net assets resulting from
        operations                                   $46,345,637
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                  Year Ended
                                                 December 31,
                                              1999          1998
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $    (69,217) $   (14,099)
    Net realized gain on investments           139,075      721,332
    Change in net unrealized
     appreciation of investments            46,275,779    4,622,074
                                          --------------------------
    Net increase in net assets resulting
     from operations                        46,345,637    5,329,307
                                          --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               95,754,527   26,626,899
    Reductions                             (13,828,082)  (2,437,536)
                                          --------------------------
    Net increase in net assets resulting
     from transactions in investors'
     beneficial interests                   81,926,445   24,189,363
                                          --------------------------
NET INCREASE IN NET ASSETS                 128,272,082   29,518,670
NET ASSETS:
    Beginning of year                       31,092,353    1,573,683
                                          --------------------------
    End of year                           $159,364,435  $31,092,353
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1999
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Mid-Cap Growth Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) ORGANIZATION EXPENSES: Organization expenses incurred by the Series are being amortized on a straight-line basis over a five-year period. At December 31, 1999, the unamortized balance of such expenses amounted to $8,958.
6) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At December 31, 1999, the value of the securities loaned and the value of the collateral were $10,467,088 and $10,701,006, respectively.
8) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series

Advisers Managers Trust                                        December 31, 1999
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments
   requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also employees of Neuberger and/or Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan, Morgan had agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $609 and $352.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1999, there were purchase and sale transactions (excluding short-term securities) of $137,016,032 and $58,689,217, respectively.
   During the year ended December 31, 1999, brokerage commissions on securities transactions amounted to $124,284, of which Neuberger received $60,591, and other brokers received $63,693.

NOTE D -- LINE OF CREDIT:
   At December 31, 1999, the Series was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Series has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Series will have access to the entire $100,000,000 at any particular time. The Series had no loans outstanding pursuant to this line of credit at December 31, 1999, nor had the Series utilized this line of credit at anytime prior to that date.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                                         Period from
                                                 Year Ended         November 3, 1997(1) to
                                                December 31,             December 31,
                                              1999        1998               1997
                                             ---------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            .71%        .91%             5.97%(3)
                                             ---------------------------------------------
    Net Expenses                                 .71%        .91%             5.92%(3)
                                             ---------------------------------------------
    Net Investment Loss                         (.11%)      (.10%)           (4.08%)(3)
                                             ---------------------------------------------
Portfolio Turnover Rate                          100%        106%               20%
                                             ---------------------------------------------
Net Assets, End of Year (in millions)         $159.4       $31.1              $1.6
                                             ---------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Mid-Cap Growth Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Mid-Cap Growth Investments, one of the series constituting the Advisers Managers Trust (the "Trust"), as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Mid-Cap Growth Investments of Advisers Managers Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 28, 2000